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                                                                   Exhibit 4(d)
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
COMMON STOCK                                                                                               COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE                                                                              SHARES
IN EDISON, NEW JERSEY OR IN
NEW YORK, NEW YORK


INCORPORATED UNDER THE LAWS                                                                     SEE REVERSE FOR ABBREVIATIONS
OF THE STATE OF OHIO                                                                            AND STATEMENT OF RIGHTS
                                                                                                GRANTED TO EACH CLASS OF SHARES

                                                                                                        CUSIP 670839 10 9

                                                                 OHM CORPORATION

This is to certify that



is the owner of

                            FULL-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.10 PER SHARE OF
                                           OHM CORPORATION, transferable on the share register of the
                   Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
                    This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
                   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated                                                                                                       James L. Kirk
Countersigned and registered:                                                                               President
Midlantic National Bank
(Edison, New Jersey)                                                                                        Randall M. Walters
Transfer agent                                                                                              Secretary
and Registrar

by
Authorized Officer
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                                OHM CORPORATION

         The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preference and/or rights, to the extent that the same have been fixed, and of the authority of the Board of Directors to designate the same with respect to other series. Such request may be made to the Corporation or to its Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
         TEN COM -as tenants in common                  UNIF GIFT MIN ACT-...........Custodian...........
         TEN ENT -as tenants by the entireties                               (Cust)             (Minor)
         JT TEN  -as joint tenants with right of                       under Uniform Gifts to Minors
                  survivorship and not as tenants                     Act....................
                  in common                                                    (State)
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                 Additional abbreviations may also be used though not in the above list.

        For Value Received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_____________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________________

              __________________________________________________________________
                 NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


Transfer of the shares represented by this Certificate is subject to the provisions of Article TENTH of the Corporation's Articles of Incorporation as the same may be in effect from time to time. Upon written request delivered to the Secretary of the Corporation at its principal place of business, the Corporation will mail to the holder of this Certificate a copy of such provisions without charge within five (5) days after receipt of written request therefor. By accepting this Certificate the holder hereof acknowledges that it is accepting same subject to the provisions of said Article TENTH as the same may be in effect from time to time and covenants with the Corporation and each shareholder thereof from time to time to comply with the provisions of said Article TENTH as the same may be in effect from time to time.